                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 18, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                                  BIOLABS, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


              New York                000-30252            98-0163232
    ----------------------------------------------------------------------
    (State or other jurisdiction     (Commission        (I.R.S. Employer
         of incorporation)           File Number)      Identification No.)


Suite 500, Park Place, 666 Burrard Street, Vancouver,
British Columbia, Canada                                               V6C 2X8
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                                 (604) 608-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed, since last report.)

                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On January 18, 2001, and after receiving a recommendation from the Board of Directors, BioLabs, Inc., a New York corporation (the "Registrant"), dismissed Lemieux Deck Millard Bond Chartered Accountants ("Lemieux") and engaged KPMG LLP as the Registrant's independent public accountants. Lemieux had issued accountants' reports on the Registrant's financial statements as of and for the years ended December 31, 1999 and 1998. Those reports contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with Lemieux on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures and there have been no "reportable events" (as defined in Paragraph (a)(v) of Item 304 of Regulation S-K as promulgated by the Securities and Exchange Commission) at any time during the fiscal years ended December 31, 1999 and 1998, or during any subsequent interim period preceding Lemieux's replacement.

         (b) At no time during the fiscal years ended December 31, 1999 and 1998, or during the subsequent interim periods preceding KPMG's engagement as the Registrant's independent public accountants, did the Registrant consult with KPMG LLP regarding the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the financial statements of the Registrant, or any disagreement or reportable event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED

              Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION

              Not Applicable.

         (c)  EXHIBITS

              Exhibit Number    Description
              --------------    -----------
              16.1              The letter from Lemieux Deck Millard Bond
                                Chartered Accountants regarding the change in
                                independent public accountants required to be
                                filed under this Item is not available and,
                                accordingly is not included herein. By an
                                amendment to this Report to be filed as soon
                                as practicable, the Registrant plans to submit
                                such letter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2001                BIOLABS, INC.

                                       /s/ Linda Allison
                                       -------------------------------------
                                       Linda Allison, Ph.D.
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number     Description                                     Page Number
--------------     -----------                                     -----------
16.1               The letter from Lemieux Deck Millard Bond
                   Chartered Accountants regarding the change
                   in independent public accountants required
                   to be filed under this Item is not available
                   and, accordingly is not included herein. By
                   an amendment to this Report to be filed as
                   soon as practicable, the Registrant plans to
                   submit such letter.


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